                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 6, 2004 (November 30, 2004)
                                                ---------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

         MONTANA                        0-14183                    81-0141785
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(State or Other Jurisdiction           (Commission                 (IRS Employer
      of Incorporation)                File Number)              Identification No.)

1 First Avenue South, Great Falls, Montana                              59401
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(Address of Principal Executive Offices)                              (Zip Code)

                                  406-791-7500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

         On December 2, 2004, the Company announced the execution of an extension and amendment of its credit agreement with LaSalle Bank. As of
November 30, 2004, the Company executed an agreement with its lender providing for (i) an extension of the revolving facility under the Credit Agreement until
November 28, 2005; (ii) an extension of the date to consummate infusions of new equity of at least $2.0 million and to repay the $2.0 million term loan under the Credit Agreement to October 1, 2005; (iii) a conditional waiver of the deadline to deliver audited financial statements for fiscal year 2004 and the deadline to deliver financial statements for the fiscal quarter ended September
30,2004; (iv) a waiver of the technical default that otherwise would be caused by the expected restatement of financial results of prior periods; (v)
modification of interest rates applicable to the $2.0 million term loan; (vi) a limitation of $1.0 million on total loans and additional capital investment from the Company to EWR and (vii) waivers of certain covenant defaults as of
September 30, 2004.

         The foregoing is a summary of the press release and amendment to the
Credit Agreement, copies of which are attached hereto as Exhibits 10.1 and 99.1.

Item 9.01.  Financial Statements and Exhibits

         (c) EXHIBITS. The following exhibits are filed herewith:

               10.1 Limited Waiver and Fourth Amendment to Amended and Restated
                    Credit Agreement dated as of November 30, 2004 by and among the Company, its subsidiaries, and LaSalle Bank National
                    Association.

                99.1 Press Release dated December 2, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 6, 2004

                                         ENERGY WEST, INCORPORATED

                                         By:   /s/ John C. Allen
                                             -----------------------------------
                                             Name:  John C. Allen
                                             Title: Senior Vice President and
                                                    General Counsel

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